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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

         The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 21, 2001

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Delaware                   333-68452             13-3633241
--------------------------------     ---------------     -----------------------
   (STATE OR OTHER JURISDICTION        (COMMISSION         (I.R.S. EMPLOYER
         OF INCORPORATION)            FILE NUMBER)        IDENTIFICATION NO.)
245 Park Avenue
New York, New York                                               10l67
--------------------------------                         -----------------------
       (ADDRESS OF PRINCIPAL                                  (ZIP CODE)
        EXECUTIVE OFFICES)


  Registrants telephone number, including area code, is (212) 272-2000


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

           1. Pooling and Servicing Agreement, dated as of December 1, 2001, among Structured Asset Mortgage Investments Inc., as seller, Wells Fargo Bank Minnesota, National Association, as securities administrator, EMC Mortgage Corporation and Bank One, National Association, as Trustee.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    STRUCTURED ASSET MORTGAGE
                                    INVESTMENTS INC.

                                    By:      /s/ Baron Silverstein
                                             ---------------------------
                                    Name:    Baron Silverstein
                                    Title:   Managing Director


Dated: January 11, 2002

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                                  EXHIBIT INDEX



                Item 601 (a) of Sequentially
Exhibit         Regulation S-K                Numbered
Number          Exhibit No.                   Description                 Page
------          -----------                   -----------                 ----
1               4                             Pooling and Servicing       5
                                              Agreement